UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CAMCO INVESTORS FUND

December 31, 2005

CAMCO INVESTORS FUND

MANAGERS COMMENTARY

DECEMBER 31, 2005

Dear Fellow Shareholders,

As managers and fellow shareholders of the CAMCO Investors Fund, we are pleased to present to you our 2005 year in review.  In many ways, 2005 was a difficult year for investors.  Equity returns spent most of the year in negative territory as investment sentiment was impacted by higher energy prices and rising interest rates.  For the full year 2005 the Fund had a net return of -1.46%.  This compares to a gain of +3.00% for the S+P 500 and a loss of - 0.60% for the Dow Jones Industrial Average. Since the Fund was opened to shareholders by the Board of Directors on August 2, 2004 the Fund has provided a net return of +16.91%.  This compares favorably to the return for the S+P 500 of +12.80% and the Dow Jones Industrials of +5.29%. See the performance table following this letter for more detail.

The performance of the Fund was favorably impacted by such positions as Chesapeake Energy, responding to the rise in energy prices, KB Homes, which continued to benefit from the strong housing market, and Select Comfort, which made great gains from strong demand for its SleepNumber bed.  Significant gains were realized from the sales of Ivax, which was acquired by Teva, NVIDIA, rising on strong chip sales and Omnicell which gained key on new contract wins. The performance was hurt by negative returns from Doral Financial where we underestimated the impact of the flattening yield curve on their interest sensitive investment portfolio, Par Pharmaceutical which had a string of earnings disappointments and by UT Starcom which fell sharply after two dramatic earnings misses and failure to secure new contracts.  All  three of these stocks were sold out of the portfolio.

In 2005, investors primarily focused on the negatives in the market.  The two key issues most worrisome to investors were the rising price of energy and rising interest rates.  The Federal Reserve Open Market Committee pushed the fed funds rate up as they continued in their inflation fighting mode.  Energy prices rose to multi year highs in 2005 and spiked even higher after the devastation hurricane Katrina visited upon the US Gulf Coast.  In spite of these concerns, 2005 also demonstrated the tremendous stability and resiliency of the U.S. economy.  Annual growth has remained steady and strong despite the Fed tightening and the surge in energy prices.  Core inflation remains contained near 2% and the unemployment rate dipped below 5%.  Long term yields held at low levels showing confidence in the Fed's inflation-fighting ability.

With the continued growth in the economy and the lack of growth in stock prices in 2005, we believe the relative value of stocks has been enhanced; hence we are cautiously optimistic about equity returns over the next 12-18 months.  The investment strategy for the Fund remains the same.  We will continue to do the following:

Believe in both value and values investing:  The investment philosophy of the Fund can be summed up in our Fund slogan “Wall Street Experience, Main Street Values”, in other words, our experience as a money manager is matched with our core beliefs in responsible stewardship of our shareholder investments.  That is why we believe it is not just possible, but desirable to exclude investments in companies principally involved with abortion, alcohol, gaming, pornography and tobacco.  We know our shareholders understand and appreciate our attention to both an investment and moral stewardship of their assets.

Look for companies that are selling below our estimates of their intrinsic value.  We do this by focusing on solid bottom-up stock selection, looking for companies which exhibit fundamental characteristics which indicated superior value at current prices.

Look for insiders aligning themselves with shareholders.  Meaningful insider buying often indicates that the fundamentals of an out of favor stock are ready to turn.  This can also be seen with corporate stock repurchase plans.  Simply put, we like to see recent tangible indications that management has aligned themselves with the interests of the shareholders.

Manage with a concentrated, yet diversified approach.  We typically hold between 35 and 40 stocks in the Fund.  We think diversification to a point is important, but over-diversification dilutes the benefit of research and forces you to expand beyond your best ideas.  We recognize that many of the most successful equity investors have managed fairly concentrated portfolios.

Be patient investors.  Frenetic trading and portfolio turnover does not mix with a patient value oriented outlook.  When the market becomes pessimistic about a company, the stock price of that company often becomes detached from its fair value.  We must be patient, allowing time for market optimism to return and then reaping the share price growth in that optimism.

Sell when it is warranted.  Although patience is important in investing, some turnover is necessary and healthy.  When a company is no longer represents good value at its current price, we sell and replace it with one that is.

Focus on dividends.  We like companies that have a history of rising dividend payments.  Creative accounting can mask underlying weak fundamentals, but a rising dividend stream usually provides insight into the long-term health of a company.

Manage our portfolio through market cycles.  Our shareholders come to us with the expectation of active money management combined with good stewardship.  That is what we provide by looking for good value wherever it may be currently found, regardless of economic and market cycles. Long term performance is our goal.

Avoid risky strategies.   We do not believe in market timing, do not buy on margin, don’t use options or short stocks, and we only purchase stocks traded on the major exchanges.  In short, we are investors, not gamblers.

Continue to be fellow shareholders.  We think it is crucial to have fund managers who are your fellow shareholders.  Why would you invest in a fund if the management of that fund had no personal stake in the results?  We can’t think a good reason either.

Once again we thank you for choosing the CAMCO Investors Fund among the many thousands of mutual fund options available.  We appreciate your trust in us and look forward to many years together.  Please feel free to keep updated on the progress of the Fund via our website at www.camcofunds.com.  Of course, you are welcome to call 1-800-727-1007 and speak directly with us.  As always, we appreciate being able to help with the stewardship of your investment resources.

With Kindest Regards

Dennis Connor

Rick Weitz

President

Portfolio Manager

December 31, 2005

CAMCO INVESTORS FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2005

AVERAGE ANNUAL RATE OF RETURN (%)

DECEMBER 4, 2002 THROUGH DECEMBER 31, 2005

	1 Year	Since Inception *
Camco Investors Fund	(1.46)%	5.14%
S&P 500 Index	3.00%	12.04%

20,000
15,000
10,000
5,000
-
Camco Investors Fund
S&P 500 Index
$14,189
$11,736
December 4, 2002
January 31, 2003
March 31, 2003
May 31, 2003
July 30, 2003
September 30, 2003
November 30, 2003
January 31, 2004
March 31, 2004
May 31, 2004
July 31, 2004
September 30, 2004
November 30, 2004
January 31, 2005
March 31, 2005
May 31, 2005
July 31, 2005
September 30, 2005
November 30, 2005

* This chart assumes an initial investment of $10,000 made on December 4, 2002, following an investment adviser and investment objective change that was approved December 4, 2002.  The investment adviser began trading pursuant to the new investment objectives on August 11, 2004. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (866) 878-5677.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

CAMCO INVESTORS FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2005

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
1.58%
Cash Equivalents
10.17%
Technology
12.26%
Basic Materials
9.89%
Conglomerates
3.11%
Services
20.36%
Consumer Goods
7.79%
Industrial Goods
8.26%
Financial
20.38%
Healthcare
6.20%

CAMCO INVESTORS FUND
Schedule of Investments
December 31, 2005

Shares		Value

COMMON STOCKS

Bottled & Canned Soft Drinks - 1.84%
3,400	Coca Cola Co.	$ 137,054

Crude Petroleum & Natural Gas - 5.10%
12,000	Chesapeake Energy Corp.	380,760

Deep Sea Foreign Transportation - 3.10%
6,300	Tsakos Energy Navigation Ltd.	231,021

Electronic Components & Accessories - 1.70%
14,000	Silicon Image, Inc.	126,980

Electronic Connectors - 3.10%
8,000	Tyco Laboratories, Inc.	230,880

Finance Services - 1.24%
3,150	Allied Capital Corp.	92,515

Fire Marine & Casualty Insurance - 1.27%
5,000	Montpelier RE Holdings Ltd.	94,500

General Building Contractors - 3.70%
3,800	KB Home	276,108

Household Furniture - 3.65%
9,950	Select Comfort Corp. *	272,132

In Vitro & In Vivo Diagnostic - 1.53%
14,025	Trinity Biotech PLC *	114,444

Measuring & Controlling Devices, NEC - 1.88%
20,000	Input Output, Inc.	140,600

Mining & Quarrying of Nonmetallic Minerals - 1.97%
6,000	Compass Minerals International, Inc.	147,240

Motor Vehicle Parts & Accessories - 2.28%
2,800	Borg Warner, Inc.	169,764

National Commercial Banks - 3.46%
7,500	Commerce Bancorp	258,075

Natural Gas Transmission - 2.77%
4,325	Kinder Morgan Energy Partners LP	206,822

CAMCO INVESTORS FUND
Schedule of Investments
December 31, 2005 (Continued)

Shares		Value

COMMON STOCKS

Pharmaceutical Preparations - 2.26%
2,500	Zimmer Holdings, Inc.	$ 168,600

Printed Circuit Boards - 2.42%
17,275	Flextronics International Ltd. *	180,351

Radio & TV Broadcasting - 1.99%
2,000	L-3 Communications Holdings, Inc.	148,700

Retail-Apparel & Accessory Stores - 3.33%
8,500	Claire's Stores Inc.	248,370

Retail- Auto Dealers & Gasoline - 2.56%
6,900	Carmax, Inc. *	190,992

Retail- Family Clothing Stores - 2.31%
7,500	American Eagle Outfitters, Inc.	172,350

Retail- Lumber & Other Building Materials - 3.78%
4,225	Lowe's Companies, Inc.	281,638

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.95%
3,625	Raytheon Co.	145,544

Services-Commercial Physical & Biological Research - 1.29%
6,000	SFBC International, Inc.	96,060

Services-Computer Processing - 1.85%
3,000	Automatic Data Processing, Inc.	137,670

Services-Prepackaged Software - 2.96%
20,000	Novell, Inc.	176,600

State Commercial Banks - 1.82%
11,000	Oriental Financial Group, Inc.	135,960

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 2.58%
4,000	United States Steel Corp.	192,280

Title Insurance - 1.97%
4,000	Fidelity National Financial, Inc.	147,160

CAMCO INVESTORS FUND
Schedule of Investments
December 31, 2005 (Continued)

Shares		Value

COMMON STOCKS

Trucking - 3.92%
7,000	Hunt JB Transport Services, Inc.	$ 158,480
3,000	Yellow Freight	133,830
		292,310
Surgical & Medical Instruments & Apparatus - 2.38%
4,000	Stryker Corp.	177,720

TOTAL FOR COMMON STOCKS (Cost $5,094,744) - 77.37%		5,771,200

REAL ESTATE INVESTMENT TRUSTS - 8.69%
10,000	Ashford Hospitality Trust, Inc.	104,900
4,000	Equity One, Inc.	92,480
4,875	Highwoods Properties, Inc.	138,694
4,000	Ramco Gershenson Properties Trust	106,600
2,600	Saul Centers, Inc.	93,860
4,250	Thornburg Mortgage Asset Corp.	111,350
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $611,528)		647,884

PREFERRED STOCK - 3.42%
2,250	Dominion Resources Preferred Class U	117,022
3,375	Fannie Mae Preferred Class M	137,768
TOTAL PREFERRED STOCK (Cost $263,437)		254,790

SHORT TERM INVESTMENTS (Cost $755,734) - 10.13%

755,734	First American Treasury Obligations Fund Class A 2.39%**	755,734

TOTAL FOR SHORT TERM INVESTMENTS		755,734

TOTAL INVESTMENTS (Cost $6,725,443) - 99.61%		7,429,608

OTHER ASSETS LESS LIABILITIES - 0.39%		29,310

NET ASSETS - 100.00%		$ 7,458,918

* Non-Income Producing Securities during the period.

** Variable Rate Security; The coupon rate shown represents the rate at June 30, 2005.

The accompanying notes are an integral part of the financial statements.

CAMCO INVESTORS FUND
Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at Value	$ 7,429,608
(Cost $6,725,443)
Cash	3,669
Receivables:
Dividends and Interest	16,466
Shareholder Subscriptions	21,305
Total Assets	7,471,048
Liabilities:
Accrued Management Fees (Note 3)	12,130
Total Liabilities	12,130
Net Assets	$ 7,458,918

Net Assets Consist of:
Paid In Capital	7,196,697
Accumulated Realized Loss on Investments - Net	(441,945)
Net Unrealized Appreciation in Value of Investments	704,166
Net Assets	$ 7,458,918

Shares Outstanding	651,297

Net Asset Value Per Share	$ 11.45

The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND
Statement of Operations
For the year ended December 31, 2005

Investment Income:
Dividends (A)	$ 119,089
Interest	21,561
Total Income	140,650
Expenses:
Advisory fees (Note 3)	129,511
Total Expenses	129,511

Net Investment Income	11,139
Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(124,903)
Capital gain distributions from portfolio companies	18,601
Net Change in Unrealized Appreciation on Investments	62,480
Net Realized and Unrealized Gain (Loss) on Investments	(43,822)

Net Decrease in Net Assets from Operations	$ (32,683)

(A) Dividend Income is net of $14,890 of return of capital distributions from master limited partnerships.

The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	12/31/2005	12/31/2004
Increase (Decrease) in Net Assets From Operations:
Net investment income	$ 11,139	$ 4,223
Net realized loss on investments	(124,903)	(4,665)
Capital gain distributions from portfolio companies	18,601	-
Unrealized appreciation (depreciation) on investments	62,480	641,685
Net increase (decrease) in net assets resulting from operations	(32,683)	641,243

Distributions to Shareholders	(11,139)	(4,419)
Tax Return of Capital to Shareholders	(33,413)	-

Capital Share Transactions	1,910,279	4,951,921

Total increase	1,833,044	5,588,745

Net Assets:
Beginning of period	5,625,874	37,129

End of period	$ 7,458,918	$ 5,625,874

The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the years ended

	12/31/2005*	12/31/2004*	12/31/2003*	12/31/2002*	12/31/2001

Net Asset Value, at Beginning of Period	$ 11.69	$ 9.86	$ 9.82	$ 9.82	$ 10.44
Income From Investment Operations:
Net Investment Income **	0.02	0.03	0.04	0.00	0.40
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.19)	1.81	0.00	0.00	(0.59)
Total from Investment Operations	(0.17)	1.84	0.04	0.00	(0.19)

Distributions	(0.02)	(0.01)	0.00	0.00	(0.43)
Tax Return of Capital Distribution	(0.05)	0.00	0.00	0.00	0.00
Total Distributions	(0.07)	(0.01)	0.00	0.00	(0.43)

Net Asset Value, at End of Period	$ 11.45	$ 11.69	$ 9.86	$ 9.82	$9.82

Total Return ***	(1.46)%	18.66%	0.41%	0.00%	(1.85)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 7,459	$ 5,626	$ 37	$49	$ 3,268
Ratio of Expenses to Average Net Assets	1.98%	1.98%	0.00%	1.88%	1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	0.27%	0.54%	(0.72)%	4.14%
Portfolio Turnover Rate	62.82%	5.57%	0.00%	0.00%	0.00%

* A new investment adviser and investment objective was approved December 4, 2002. The actual investing under the new investment objectives was effective August 11, 2004.
** Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
*** Assumes reinvestment of dividends

The accompanying notes are an integral part of the financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

Note 1. Organization

The CAMCO Investors Fund (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.   The Fund is incorporated under the laws of the Commonwealth of Pennsylvania.

On December 4, 2002 the sole shareholder of the Fund, Bernard Klawans approved the name change of the Fund from The O’Higgins Fund, Inc. to CAMCO Investors Funds; a new investment advisor was approved, Cornerstone Asset Management, Inc. (“CAMCO”); and a change in the investment objectives of the Fund was approved. The Fund’s new investment objective is to seek capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Securities Transactions and Investment Income- Security transactions are recorded on the dates the transactions are entered into (the trade dates).  Realized gains and losses on security transactions are determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date.  Interest income is determined on the accrual basis.  Discount on fixed income securities is amortized.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Income Taxes- It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income.  The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results may differ from those estimates.

Note 3. Transactions with Affiliates

Under the terms of the investment management agreement, CAMCO has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, brokerage commissions, and one-time extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that CAMCO may provide will be at no additional expense to the Fund.  For the year ended December 31, 2005, CAMCO earned a fee of $129,511 from the Fund. At December 31, 2005 the Fund owed CAMCO $12,130.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and directors of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and directors of the Fund and of the Adviser receive no compensation for such transactions.  For the year ended December 31, 2005 the Fund paid Syndicated Capital brokerage commissions of $2,210 which constituted 100% of commissions paid by the Fund.

The Adviser paid directors fees of $994 for the year ended December 31, 2005.

Note 4. Capital Stock

Paid in capital at December 31, 2005 was $7,230,110 representing 651,297 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock of $0.001 par value per share.

Transactions in capital stock were as follows:

	Year Ended 12/31/2005		Year Ended 12/31/ 2004
	Shares	Amount	Shares	Amount
Shares sold	210,157	$2,367,215	477,424	$4,951,921
Shares issued in reinvestment of dividends	3,755	43,219	364	4,250
Shares redeemed	(43,834)	(500,155)	(333)	(3,692)
Net increase	170,078	$1,910,279	477,455	$4,951,921

Note 5. Investment Transactions

For the year ended December 31, 2005, purchases and sales of investment securities other than short-term investments aggregated $5,180,439 and $3,553,964, respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at December 31, 2005 was $6,725,443.

At December 31, 2005, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation
$916,464	($212,298)	$704,166

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Value
Capital loss carryforward	(441,945)
Unrealized appreciation	692,926
Distributable earnings	$ 126,765

At December 31, 2005, the Fund had available for federal tax purposes an unused capital loss carryforward of $441,945, of which $79,520 expires in 2009, $251,457 expires in 2010, $4,665 expires in 2012, and $106,303 expenses in 2013.

The tax character of distributions paid during 2005 and 2004 was as follows.

	2005	2004
Ordinary Income	$11,139	$4,419
Return of Capital	33,413	-
	$44,552	$4,419

CAMCO INVESTORS FUND

EXPENSE EXAMPLE

DECEMBER 31, 2005

Expense Example

As a shareholder of the Camco Investors Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2005	December 31, 2005	July 1, 2005 to December 31, 2005

Actual	$1,000.00	$1,020.25	$10.08
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.22	$10.06

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2005 (UNAUDITED)

DIRECTORS AND OFFICERS

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.  All directors hold office for a term of one year and until their successors are duly elected and qualified.

Name,Address,Age	Position Held	Year first Elected	Principal Occupation Past 5 Years	Other Directorships Held
Malcolm R Uffelman 1808 Horseback Trail Vienna VA 68	Director	12/4/2002	Vice Pres. Contact, Inc., a communications company Winchester VA	None
Charles J Bailey 11620 Gambrill Rd Frederick MD 60	Director	12/4/2002	Regional Mgr Tollgrade, Inc., a communications company Frederick MD	None
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA 73	Director	12/4/2002	Retired USAF	None

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name,Address,Age	Position Held	Year first Elected	Principal Occupation Past 5 Years	Other Directorships Held
Dennis M. Connor 30 E. Main St Berryville, VA 47	President & Director	12/4/2002	Vice President CAMCO Berryville, VA	None
Mr. Paul Berghaus 30 E. Main Street Berryville, VA 63	Treasurer	12/4/2002	President CAMCO Berryville, VA	None
Mr. Eric Weitz 30 E. Main Street Berryville, VA 45	Secretary	12/4/2002	Vice President CAMCO Berryville, VA	None
Mr. Eric Henning 30 E. Main Street Berryville, VA 42	Asst. Secretary	12/4/2004	Vice President CAMCO Berryville, VA	None

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

CONTROL AND OWNERSHIP OF SHARES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2005, Pershing LLC held for the benefit of others, in aggregate, owned more than 80% of the Fund.

INFORMATION REGARDING THE ADVISORY AGREEMENT

The Board of Directors received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the fund;  (iii) the cost of the services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the investment performance of the Fund. the Directors reviewed the performance of the Fund compared to the relevant benchmarks, and to a peer group of funds with similar investment objectives and socially responsible screening.  The Directors concluded that, while the Fund's performance in 2005 lagged, the Fund's overall performance since August 2004 (the time the Adviser began pursing the Fund's current strategies) was very good compared to the indexes and the peer group.  The Directors discussed the services provided by the Adviser.  They reviewed the Adviser's Form ADV and a recent balance sheet.  The Directors considered several other factors, including management's substantial investment experience using social responsible screening, the Adviser's value approach to investing; and the Adviser's reputation for high ethical business standards. The Directors concluded that the Adviser provides high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board's expectations.  As to the cost of the services provided and the profits to be realized by the Adviser and its affiliates, the Directors reviewed the expense ratios of the peer group, and information provided by the Adviser regarding direct and indirect costs of managing the Fund.  The directors agreed that an important consideration was the fact that the Adviser is subsidizing the operations of the Fund and is not yet profiting from its relationship with the Fund.  They concluded that the fees charged were reasonable, and that a discussion of economics of scale was not relevant at this time due to the small size of the Fund.  The Directors agreed that if assets grow and the Adviser benefits from the economies of scale they will review the advisory fee and consider whether reductions are justified. As a result of these considerations, the Directors, including all of the Independent Directors, unanimously agreed that renewal of the Agreement was in the best interests of the shareholders.

Results of the December 6, 2005 Shareholder Meeting:  The annual meeting of shareholders was held on December 6, 2005.  The shareholders ratified the appointment of Sanville & Company as the Fund’s independent public accounting firm for the fiscal year ending December 31, 2005, and elected Col. Richard Bruss, Charles J. Bailey, Malcolm R. Uffelman and Dennis M. Connor to the Board of Directors.  No additional business came before the meeting.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

CAMCO Investors Fund

We have audited the accompanying statement of assets and liabilities of CAMCO Investors Fund, (the "Fund"), including the schedule of investments, as of December 31, 2005 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAMCO Investors Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	/s/Sanville & Company
February 22, 2006

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Auditors

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Directors has determined that Mr. Malcolm Uffelman is a financial expert.  Mr. Uffelman is an independent Director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 10,000

FY 2004

$ 8000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2005

$ 0

$ 0

FY 2004

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2005

$ 1,200

$ 0

FY 2004

$ 800

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2005

$ 0

$ 0

FY 2004

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005

$ 1,200

FY 2004

$ 800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of February 22, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 8, 2006

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date March 8, 2006